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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                          ---------------------------------


                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 15, 1998



                                  NM HOLDINGS, INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)


     Minnesota                        0-22247                   41-1756256
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)





          9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
          ---------------------------------------------------------------
                      (Address of principal executive offices)


      Registrant's telephone number, including area code:    (612) 551-9595
                                                        --------------------


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          a.   Sale of Pump and Plastic Disposables Product Line

               On December 23, 1998, Nutrition Medical, Inc.(now known as NM Holdings, Inc.) (the "Company") completed the sale of its pump and plastic disposables product line to ZEVEX, Inc., a wholly-owned subsidiary of ZEVEX International, Inc. ("ZEVEX"), pursuant to an Asset Purchase Agreement dated as of July 27, 1998 and amended as of December 23, 1998 (collectively, the "ZEVEX Agreement") by and between ZEVEX and the Company. The terms of the sale were determined through negotiations between the parties. In connection with such sale, ZEVEX acquired, among other things, all tangible personal property, inventory, supplies, intellectual property and goodwill of the Company relating to the Company's enteral feeding pump and plastic disposables business. As consideration, the Company received a total purchase price of (i) $765,141 in cash, $126,514 of which was placed in escrow and $265,141 of which represents an amount equal to the Company's actual cost of (x) all parts and materials for the repair of enteral feeding pumps, (y) parts and materials for the manufacture of delivery sets and feeding tubes and (z) finished products consisting of delivery sets and feeding tubes and (ii) 115,000 shares of common stock, $.001 par value, of ZEVEX International, Inc. (the "ZEVEX Shares").

               In connection with this sale, the Company retired in full a promissory note dated January 13, 1997 in the initial principal amount of $3,000,000 issued by the Company to Elan Pharma Inc. that was subsequently transferred to Elan International Services Ltd. ("Elan") and repurchased 213,750 shares of the Company's common stock owned by Elan in exchange for $450,000 cash, the ZEVEX Shares and a warrant to purchase 50,000 shares of the Company's common stock at $3.50 per share over a three year period.

          b.   Sale of Critical Care Nutrition Product Line

               On December 23, 1998, the Company completed the sale of its critical care nutrition product line to GalaGen Inc. ("GalaGen") pursuant to an Asset Purchase Agreement dated as of September 1, 1998 and amended as of October 28, 1998 and December 23, 1998 (collectively, the "GalaGen Agreement") by and between GalaGen and the Company. The terms of the sale were determined through negotiations between the parties. In connection with such sale, GalaGen acquired, among other things, equipment, supplies, inventory, warranties, intellectual property and goodwill of the Company relating to the Company's critical care business. As consideration, the Company received a total purchase price of $569,641, consisting of $71,516 in cash and 318,800 shares of common stock, $.01 par value, of GalaGen valued at $498,125. In addition, GalaGen has agreed to pay the Company a royalty equal to 9% of net sales received by GalaGen from sales of the Company's critical care nutrition products (other than Glutasorb Ready to Use) by GalaGen in the United States that exceed
          (i) $5 million during the year ending December 31, 2000, (ii) $6 million during the year ending December 31, 2001 and (iii) $7.5 million during the year ending December 31, 2002. GalaGen has also agreed to pay the Company an international royalty for sales by GalaGen of the Company's critical care nutrition products (other than Glutasorb Ready to


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          Use) in all countries other than the United States and of Glutasorb
          Ready to Use in all countries other than the United States and certain other foreign countries equal to 5% of net sales (less uncollectible accounts) that exceed $200,000 during the year ending December 23, 1999 and 2.5% of net sales (less uncollectible accounts) that exceed $200,000 during the year ending December 23, 2000.

               Mr. William L. Rush, who resigned as a director, President, Chief Executive Officer and Chairman of the Board of the Company effective August 31, 1998, and an entity wholly-owned by him have entered into agreements with GalaGen whereby Mr. Rush will (i) provide certain consulting services related to the development of functional food and medical food products and (ii) act as an independent sales representative for soliciting orders for and distributing certain products marketed and sold by GalaGen outside of the United States.

Item 5.   OTHER EVENTS.

          a.   Corporate Name Change

               The Company amended its articles of incorporation by changing its corporate name to "NM Holdings, Inc." effective December 31, 1998 in order to reflect the revised nature of its business.

          b.   Settlement of Novartis Litigation

               Effective December 15, 1998, the Company entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") with Novartis Nutrition Corporation a/k/a Novartis Nutrition, Inc. ("Novartis") settling the case NOVARTIS NUTRITION, INC. V. NUTRITION MEDICAL, INC. Pursuant to the terms of the settlement agreement, Novartis agreed to release all claims against the Company, and the Company paid Novartis $450,000 and agreed to discontinue production of its L-Emental-TM- Plus product.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION

               The required pro forma financial information is not provided with this report. The required pro forma financial information will be provided in an amendment to this report prior to March 9, 1999.

          (c)  EXHIBITS

          EXHIBIT NO.    DESCRIPTION
             2.1         Asset Purchase Agreement (the "ZEVEX Agreement") dated
                         as of July 27, 1998 by and between ZEVEX, Inc. and the
                         Company (incorporated by reference to Exhibit 2.1 to
                         the Company's Quarterly Report on Form 10-QSB for the
                         quarter ended June 30, 1998)


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             2.2         First Amendment to the ZEVEX Agreement dated as of
                         December 23, 1998

             2.3 Second Amendment to the ZEVEX Agreement dated as of December 23, 1998

             2.4 Asset Purchase Agreement (the "GalaGen Agreement") dated as of September 1, 1998 by and between GalaGen
                         Inc. and the Company (incorporated by reference to Exhibit 2.1 to the Company's Quarterly Report on Form
                         10-QSB for the quarter ended September 30, 1998)

             2.5 First Amendment to the GalaGen Agreement dated as of October 28, 1998 (incorporated by reference to Exhibit
                         B to the Company's Definitive Proxy Statement on
                         Schedule 14A filed with the Securities and Exchange
                         Commission on December 9, 1998)

             2.6 Second Amendment to the GalaGen Agreement dated as of December 23, 1998

             3.1         Second Restated Articles of Incorporation of the
                         Company, as amended



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 1999


                                   NUTRITION MEDICAL, INC.

                                   By:   /s/ Richard J. Hegstrand
                                      ------------------------------------------
                                        Richard J. Hegstrand, Chief Operating
                                         Officer




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                                  INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------
   2.1         Asset Purchase Agreement (the "ZEVEX Agreement") dated as of July
               27, 1998 by and between ZEVEX, Inc. and the Company (incorporated by reference to Exhibit 2.1 to the Company's Quarterly Report on
               Form 10-QSB for the quarter ended June 30, 1998)

   2.2         First Amendment to the ZEVEX Agreement dated as of December 23,
               1998

   2.3         Second Amendment to the ZEVEX Agreement dated as of December 23,
               1998

   2.4         Asset Purchase Agreement (the "GalaGen Agreement") dated as of
               September 1, 1998 by and between GalaGen Inc. and the Company
               (incorporated by reference to Exhibit 2.1 to the Company's
               Quarterly Report on Form 10-QSB for the quarter ended September
               30, 1998)

   2.5         First Amendment to the GalaGen Agreement dated as of October 28,
               1998 (incorporated by reference to Exhibit B to the Company's
               Definitive Proxy Statement on Schedule 14A filed with the
               Securities and Exchange Commission on December 9, 1998)

   2.6         Second Amendment to the GalaGen Agreement dated as of December
               23, 1998

   3.1 Second Restated Articles of Incorporation of the Company, as amended
